UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure.
     A press release of the Company dated May 31, 2006, is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
     The following exhibit is furnished as part of this report:

Exhibit 99.1	Press Release of the Registrant, dated May 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

May 31, 2006	/s/ Jonathan B. Kim

Date	Name: Jonathan B. Kim
Title: General Counsel and Secretary
Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant, dated May 31, 2006.